o 020 P-2
                        SUPPLEMENT DATED JANUARY 10, 2005
                              TO THE PROSPECTUS OF

                          FRANKLIN FLOATING RATE TRUST
                             DATED DECEMBER 1, 2004

The prospectus is amended as follows:

 On December 6, 2004, the Board of Trustees of Franklin Floating Rate Trust ("Floating Rate Trust") approved a proposal providing for the reorganization of Floating Rate Trust, a registered closed-end investment company, into Franklin Floating Rate Daily Access Fund ("Daily Access Fund"), a series of Franklin Investors Securities Trust, a registered open-end investment company. The proposed reorganization provides for Daily Access Fund's acquisition of substantially all of the assets of Floating Rate Trust solely in exchange for Class A shares of Daily Access Fund, and the distribution of Class A shares of Daily Access Fund to shareholders of Floating Rate Trust in complete liquidation and dissolution of Floating Rate Trust. This transaction is subject to the approval of the shareholders of Floating Rate Trust at a Special Shareholders Meeting. If approved, shares will be exchanged based on the relative net asset values of Floating Rate Trust and Class A shares of Daily Access Fund.

 It is anticipated that in March 2005 shareholders of Floating Rate Trust will receive a proxy card and prospectus/proxy statement requesting their approval of on the proposed reorganization.

 Floating Rate Trust will be closed to new investors after the close of the market on January 18, 2005. If you are a shareholder of record of Floating Rate Trust as of the close of the market on January 18, 2005, you may continue to add to your account or buy additional shares through reinvestment of dividends or capital gain distributions until the close of the market on May 18, 2005, the anticipated date of the Special Shareholders Meeting. If Floating Rate Trust's shareholders approve the reorganization, after the date of such approval Floating Rate Trust also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions, or through previously established automatic investment plans.

               Please keep this supplement for future reference.